                                                                      EXHIBIT 31

                                 CERTIFICATIONS

I, John A. Schofield, Chairman of the Board, President and Chief Executive Officer of Advanced Fibre Communications, Inc., or AFC, certify that:

         1.       I have reviewed this quarterly report on Form 10-Q of AFC;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of AFC as of, and for, the periods presented in this report;

         4. AFC's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for AFC and have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to AFC, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  (b) Evaluated the effectiveness of AFC's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  (c) Disclosed in this report any changes in AFC's internal control over financial reporting that occurred during AFC's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, AFC's internal control over financial reporting;

         5. AFC's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to AFC's auditors and the audit committee of AFC's board of directors:

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect AFC's ability to record, process, summarize and report financial data; and

                  (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in AFC's internal control over financial reporting.

Date:  August 8, 2003                       By:    /s/ John A. Schofield
                                               ---------------------------------
                                            Name:  John A. Schofield
                                            Title: Chairman of the Board,
                                                   President and Chief Executive
                                                   Officer

I, Keith E. Pratt, Senior Vice President, Chief Financial Officer, and Assistant Secretary of Advanced Fibre Communications, Inc., or AFC, certify that:

         1.       I have reviewed this quarterly report on Form 10-Q of AFC;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of AFC as of, and for, the periods presented in this report;

         4. AFC's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for AFC and have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to AFC, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  (b) Evaluated the effectiveness of AFC's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  (c) Disclosed in this report any changes in AFC's internal control over financial reporting that occurred during AFC's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, AFC's internal control over financial reporting;

         5. AFC's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to AFC's auditors and the audit committee of AFC's board of directors:

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect AFC's ability to record, process, summarize and report financial data; and

                  (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in AFC's internal control over financial reporting.

Date:  August 8, 2003                           By:    /s/ Keith E. Pratt
                                                   -----------------------------
                                                Name:  Keith E. Pratt
                                                Title: Senior Vice President,
                                                       Chief Financial Officer,
                                                       and Assistant Secretary

                                       1